Exhibit 99.1

FIRST AMENDMENT TO

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of October 17, 2005, among MARKWEST HYDROCARBON, INC., a Delaware corporation, as borrower (the “Borrower”), the undersigned Guarantors (collectively, the “Guarantors”), ROYAL BANK OF CANADA, as Administrative Agent for the Lenders parties to the hereinafter defined Credit Agreement (in such capacity, the “Administrative Agent”), and the undersigned L/C Issuer and Lenders.

Reference is made to the Credit Agreement dated as of October 25, 2004 among Borrower, the Administrative Agent, the L/C Issuer and the Lenders parties thereto (the “Credit Agreement”).  Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings set forth in the Credit Agreement; all section and schedule references herein are to sections and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this Amendment.

RECITALS

A.            The Borrower has requested that the Credit Agreement be amended to extend the Revolving Credit Termination Date.

B.            Subject to the terms and conditions of this Amendment, the Administrative Agent and the other Lenders are willing to agree to such amendment.

Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1.        Amendments. Effective as of the First Amendment Effective Date, the Credit Agreement is amended as follows:

1.1          Definitions. Section 1.01 of the Credit Agreement is amended as follows:

(a)           Each of the following definitions is amended in its entirety to read as follows:

“Agreement means this Credit Agreement as amended by the First Amendment to Credit Agreement.”

“Revolving Credit Termination Date means (A) November 15, 2005 unless by such date the Borrower delivers to the Administrative Agent and the Lenders (i) Borrower’s audited stand-alone balance sheet and related statement of

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income and cash flows of the Borrower for the fiscal year ending December 31, 2004 and the accompanying opinion of the Borrower’s independent public accountants required by Section 6.01(a) of the Agreement, (ii) Borrower’s unaudited stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal quarters ending March 31, 2005 and June 30, 2005 required by Section 6.01(b) of the Agreement, and (iii) the Compliance Certificate required to be delivered concurrently with the delivery of the financial statements required pursuant to Sections 6.01(a) and (b), in which event upon such delivery of the items described in (i), (ii) and (iii) of this definition, the “Revolving Credit Termination Date” shall mean December 15, 2005, or (B) such earlier effective date of any other termination, cancellation, or acceleration of the Aggregate Commitment under this Agreement.”

(b)           The following definitions are inserted alphabetically into Section 1.01 of the Credit Agreement:

“First Amendment Effective Date means the date the First Amendment to Credit Agreement by its terms becomes effective among the parties thereto.”

“First Amendment to Credit Agreement means that certain First Amendment to Credit Agreement dated as of October 17, 2005, among the Borrower, the Guarantors, Royal Bank of Canada, as Administrative Agent, the L/C Issuer and the Lenders.”

Paragraph 2.        Effective Date. This Amendment shall not become effective until the date (such date, the “First Amendment Effective Date”) the Administrative Agent receives all of the agreements, documents, certificates, instruments, and other items described below:

(a)           this Amendment, executed by the Borrower, the Guarantors, and each other Lender and the L/C Issuer;

(b)           from the Borrower and the existing Guarantors, such certificates of secretary, assistant secretary, manager, or general partner, as applicable, as the Administrative Agent may require, certifying (i) resolutions of its board of directors, managers or members (or their equivalent) authorizing the execution and performance of this Amendment and the other Loan Documents which such Person is executing in connection herewith, (ii) the incumbency and signature of the officer executing such documents, and (iii) no change in such Person’s organizational documents since October 25, 2004;

(c)           fees and expenses required to be paid pursuant to Paragraph 5 of this Amendment, to the extent invoiced prior to the First Amendment Effective Date; and

(e)           such other assurances, certificates, documents and consents as the Administrative Agent may require.

Paragraph 3.        Acknowledgment and Ratification. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, each of the

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Borrower and the Guarantors (i) consents to the agreements in this Amendment, (ii) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, and all rights thereunder are hereby ratified and confirmed.

Paragraph 4.        Representations. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, each of the Borrower and the Guarantors represents and warrants to the Administrative Agent and the Lenders that as of the First Amendment Effective Date and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.

Paragraph 5.        Expenses, Funding Losses.  The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements.

Paragraph 6.        Miscellaneous. This Amendment is a “Loan Document” referred to in the Credit Agreement.  The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Amendment by reference.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under Texas law and applicable  federal law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

Paragraph 7.        ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 8.        Parties. This Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the L/C Issuer, the other Lenders, and their respective successors and assigns.

Paragraph 9.        Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Agreement.

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The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

MARKWEST HYDROCARBON, INC.,
a Delaware corporation, as Borrower

By:	/s/ Andrew L. Schroeder
Andrew L. Schroeder
Vice President, Treasurer and Secretary

MARKWEST ENERGY GP, L.L.C.,
a Delaware corporation, as a Guarantor

By:		/s/ Andrew L. Schroeder
Andrew L. Schroeder
Vice President and Treasurer

MARKWEST MICHIGAN, INC.,
a Colorado corporation, as a Guarantor

By:		/s/ Andrew L. Schroeder
Andrew L. Schroeder
Vice President and Treasurer

MARKWEST RESOURCES, INC.,
a Colorado corporation, as a Guarantor

By:		/s/ Andrew L. Schroeder
Andrew L. Schroeder
Vice President and Treasurer

MATREX, L.L.C.,
a Michigan limited liability company,
as a Guarantor

By:	MARKWEST RESOURCES, INC.,
a Colorado corporation,
its managing member

	By:	/s/ Andrew L. Schroeder
Andrew L. Schroeder
Vice President and Treasurer

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ David Wheatley
Name:	David Wheatley
Title:	Manager, Agency

ROYAL BANK OF CANADA, as a Lender
and L/C Issuer

By:	/s/ Jason York
Name:	Jason York
Title:	Attorney-in-Fact

US BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Monte E. Deckerd
Name:	Monte E. Deckerd
Title:	Vice President

BANK OF OKLAHOMA,
as a Lender

By:	/s/ Michael M. Logan
Name:	Michael M. Logan
Title:	Senior Vice President